May 2, 2008

DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
-DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-DREYFUS PREMIER GREATER CHINA FUND
-DREYFUS PREMIER EMERGING ASIA FUND
-DREYFUS PREMIER DIVERSIFIED INTERNATIONAL FUND

SUPPLEMENT TO CURRENT PROSPECTUS
DATED MARCH 1, 2008

The following information supersedes and replaces any contrary information contained in the Fund’s Prospectus:

Effective March 31, 2008, Dreyfus Premier International Funds, Inc. was renamed Dreyfus Premier Investment Funds, Inc.